Exhibit 99.2

Q4 2024 Conference Call February 11, 2025 Atomera Incorporated 1

Safe Harbor This presentation contains forward - looking statements concerning Atomera Incorporated (““Atomera,” the “Company,” “we,” “us,” and “our”). The words “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “woul d,” “project,” “plan,” “expect” and similar expressions that convey uncertainty of future events or outcomes are intended to identify forwar d - looking statements. These forward - looking statements are subject to a number of risks, uncertainties and assumptions, including those disclosed in the section "Risk Factors" included in our Annual Report on Form 10 - K filed with the SEC on February 15, 2024 (the “Annual Report ”). In light of these risks, uncertainties and assumptions, the forward - looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in our forward - looking statements. You should not rely upon forward - looking statements as predictions of future events. Although we believe that the expectations reflected in our forward - looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances described in the forward - looking statements will be achieved or occur. This presentation contains only basic information concerning Atomera. The Company’s filings with the Securities Exchange Commission, including the Annual Report, include more information about factors that could affect the Company’s operating and financial results. We assume no obligation to update information contained in this presentation. Although this presentation m ay remain available on the Company's website or elsewhere, its continued availability does not indicate that we are reaffirming or confirming any of the information contained herein. Atomera Incorporated 2

3 Strong, Growing and Defensible Patent Portfolio High Leverage IP Licensing Business Model Top Tier Management Team Transistor enhancement technology for the $600B semiconductor market Mears Silicon Technology (MST®) Quantum Engineered Materials

GAA Opportunity ► MST provides benefits in multiple areas for Gate - All - Around transistors Atomera Incorporated 4 MST in S/D contact MST in source/drain MST in the channel MST in backside contact From: IMEC Source: S. Mukesh, Electronics (2022) Source: IMEC

MST technology focus areas Atomera 5 MST for Advanced Nodes MST for RF - SOI MST for Power SP, SPX MST for DRAM

Customer Status 10 14 2 Engagement Phases Atomera Incorporated 6 Customer Wafer Manufacturing v Customer MST ® Deposition Atomera MST ® Deposition 6 . Production 5 . Qualification 4 . Installation 3 . Integration 2 . Setup 1 . Planning Phase • 20 customers, 26 engagements • Working with more than half of the world’s top semiconductor makers* • At least 10 of the top 20 semiconductor sales leaders with fabs (IC Insights, McClean Report 2023)

Strong and Growing IP Portfolio Atomera Incorporated 7 Core MST Method and Device MST - Enabled Devices/Architecture Next - Gen Architectures using MST Discoverable These distinctive layers are visible on products using MST Extensive know - how Extends life and value of patents 112 Foreign Patents 108 US Patents 77 Foreign 50 US 127 Pending 347 Patents Granted and Pending

Financial Review Income Statement ($ in thousands, except per-share data) 3/31/2024 6/30/2024 9/30/2024 12/31/2024 FY 2024 REVENUE 18$ 72$ 22$ 23$ 135$ Gross Profit (15) (2) 19 10 12 OPERATING EXPENSES Research & Development 2,858 2,589 2,759 2,823 11,029 General and Administration 1,811 1,832 1,812 1,811 7,266 Selling and Marketing 350 207 248 248 1,053 TOTAL OPERATING EXPENSES 5,019 4,628 4,819 4,882 19,348 OPERATING LOSS (5,034) (4,630) (4,800) (4,872) (19,336) Other Income (Expense) 212 269 205 215 901 NET LOSS (4,822)$ (4,361)$ (4,595)$ (4,657)$ (18,435)$ Net Loss Per Share (0.19)$ (0.16)$ (0.17)$ (0.16)$ (0.68)$ Weighted average shares outstanding 26,038 26,467 27,406 28,934 27,217 ADJUSTED EBITDA (NON-GAAP) (3,993)$ (3,630)$ (3,881)$ (3,765)$ (15,415)$ ADJUSTED EBITDA PER SHARE (0.15)$ (0.14)$ (0.14)$ (0.13)$ (0.57)$ Balance Sheet Information Cash, equivalents & ST investments 19,265$ 18,288$ 17,342$ 26,773$ 26,773$ Debt - - - - - Three Months Ended Atomera Incorporated 8

We collaborate with customers to improve their products, through integration of MST, so that both companies benefit financially Mission Statement Atomera Incorporated 9

Thank You Atomera Incorporated 10